                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               September 22, 1998
-----------------------------------------------------------------------------

                     GLOBALSTAR TELECOMMUNICATIONS LIMITED
-----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Islands of Bermuda                 0-25456                     13-3795510
-----------------------------------------------------------------------------
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)              Identification
incorporation)                                                        Number)

            Cedar House, 41 Cedar Avenue, Hamilton, Bermuda           HM 12
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

              Registrant's telephone number, including area code:
                                 (441) 295-2244
-----------------------------------------------------------------------------


                                GLOBALSTAR, L.P.
-----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                           333-25461                      13-3759824
-----------------------------------------------------------------------------
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)              Identification
incorporation)                                                        Number)

           3200 Zanker Road, San Jose, California                  95134
-----------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

              Registrant's telephone number, including area code:
                                 (408) 933-4000
-----------------------------------------------------------------------------

Item 5.  Other Events.

         As a result of the launch failure on September 9, 1998 of a Zenit 2 rocket carrying 12 Globalstar, L.P. ("Globalstar") satellites, Globalstar has revised its launch strategy. Globalstar successfully launched eight satellites earlier this year and plans to launch an additional 24 satellites by May 1999 which will permit it to commence commercial service with a 32-satellite constellation in the third quarter of 1999. Globalstar expects to complete its 48-satellite constellation, with an additional four in-orbit spares, by December 1999. In order to meet this launch schedule, Globalstar has available to it, and will select launches from among, eight Soyuz launches of four satellites each, six Delta 2 launches of four satellites each, and two Zenit launches.

         As a result of the Zenit launch failure and the resulting delay in commencement of commercial service until the third quarter of 1999, Globalstar's budgeted expenditures for the design, construction and deployment of the baseline Globalstar System increased approximately $240 million, reflecting approximately $140 million, after receipt of insurance proceeds, for additional launch costs, and approximately $100 million for additional working capital, cash interest on borrowings and operating expenses anticipated through commencement of commercial service. In addition, Globalstar's budget for the baseline system now includes approximately $180 million for the cost of eight satellites previously identified as ground spares but not previously included in the baseline system. Accordingly, total budget expenditures for the Globalstar baseline system have increased to approximately $3.26 billion from approximately $2.84 billion. Actual amounts may vary from these estimates and additional funds would be required in the event of unforeseen delays, cost overruns, additional launch failures, technological risks or adverse regulatory developments, or to meet unanticipated expenses.

         As of September 22, 1998, Globalstar had raised or received commitments for approximately $2.9 billion. Globalstar believes that its current capital, vendor financing commitments and the availability of the Globalstar credit agreement ($250 million available at June 30, 1998) are sufficient to fund its requirements for the system into the first quarter of 1999. Globalstar estimates that it will require a total of approximately $565 million in additional financing before commencement of commercial service in the third quarter of 1999, reflecting the additional satellite, launch and operating costs set forth above, as well as expenditures on system enhancements planned for implementation after commencement of service and costs related to Globalstar's financing of service provider purchases of gateways, fixed access terminals and handsets.

which amounts Globalstar expects to recoup following acceptance of this equipment by the service providers. Globalstar intends to raise the remaining funds required from a combination of sources which may include equity issuance, debt issuance (which may include an equity component), financial support from the Globalstar partners, projected service provider payments, projected net service revenues from initial operations and anticipated payments from the sale of gateways and Globalstar subscriber terminals. Although Globalstar believes it will be able to obtain these additional funds, there can be no assurance that such funds will be available on favorable terms or on a timely basis, if at all. If there are unforeseen delays, if technical or regulatory developments result in a need to modify the design of all or a portion of the Globalstar System, if service provider agreements for additional territories are not entered into at the times or on the terms anticipated by Globalstar or if other additional costs are incurred, the risk of which is substantial, additional capital will be required. A substantial shortfall in meeting Globalstar's capital needs would adversely affect completion of the Globalstar System or delay full deployment of all Globalstar satellites. The ability of Globalstar to achieve positive cash flow will depend upon the successful marketing of its services by service providers and the ability of the Globalstar System to successfully compete against other satellite-based telecommunications systems, as to which there can be no assurance.

     This report contains forward-looking statements, including statements regarding schedules for future satellite launches, commencement of commercial service of the Globalstar system and additional financing. These forward-looking statements are based on a number of assumptions including preliminary assessments of the effect of the Zenit 2 launch failure and actual results may be materially different from those expressed or implied by such statements. For a description of factors which may cause results for Globalstar to differ materially from those expressed or implied by such forward-looking statements, please consult the Securities and Exchange Act filings of Globalstar Telecommunications Limited.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GLOBALSTAR TELECOMMUNICATIONS
                                  LIMITED
                                  -----------------------------
                                  (Registrant)


Date: September 22, 1998          By: /s/ Eric J. Zahler
                                  ----------------------------
                                  Eric J. Zahler
                                  Vice President


                                  GLOBALSTAR, L.P.
                                  ----------------------------
                                  (Registrant)


                                  By: Loral/QUALCOMM Satellite
                                      Services, L.P.,
                                      its General Partner


                                  By: Loral/QUALCOMM
                                      Partnership, L.P.,
                                      its General Partner


                                  By: Loral General Partner, Inc.
                                      its General Partner


Date: September 22, 1998          By: /s/ Eric J. Zahler
                                      ------------------------
                                      Eric J. Zahler
                                      Vice President